UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[   ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ]    Definitive Information Statement

BÚCHA, INC.
formerly known as AMERICAN BREWING COMPANY, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No:
3)	Filing Party:
4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF
BÚCHA, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

BÚCHA, INC.
3625 Del Amo Boulevard, Suite 385
Torrance, CA 90503
  (888)-240-9197

INFORMATION STATEMENT
(Preliminary)

June [•], 2016

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Búcha, Inc. (formerly known as American Brewing Company, Inc.) (the "Company"):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of common stock, par value $0.001 per share (the "Common Stock"), of Búcha, Inc., a Washington corporation (the "Company"), to notify the Stockholders that on May 23, 2016, the Company received a majority written consent in lieu of a meeting of the holders ("Majority Stockholders"), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company.   The Majority Stockholders authorized the following:

The change in the name of the Company from Búcha, Inc. to New Age Beverages Corporation (the "Name Change").  On April 11, 2016, a Definitive 14C was filed with the Securities and Exchange Commission, stating that the Company would be changing its name from American Brewing Company, Inc. to Búcha, Inc. The Company effected the name change to Búcha, Inc. on May 3, 2016 with the Secretary of State of Washington, but did not file an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority ("FINRA") to complete the public name change, due to the fact that prior to the filing of the name change application with FINRA, the Company entered into an Asset Purchase Agreement (as filed in a Form 8-K on May 23, 2016), and due to the acquisition, the Company believed it to be in the best interest of the Company to again change the corporate name.

On May 23, 2016, the Board of Directors of the Company (the "Board") approved, and recommended to the Majority Stockholders that they approve the Name Change.  On May 23, 2016, the Majority Stockholders approved the Name Change by written consent in lieu of a meeting, in accordance with Washington law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about June ___, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

May 24, 2016	/s/ Brent Willis
Brent Willis
Chief Executive Officer

BÚCHA, INC.
3625 Del Amo Boulevard
Suite 385
Torrance, CA 90503
  (888)-240-9197

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share and the preferred stock, $0.001 par value per share, of Búcha, Inc., a Washington corporation, which we refer to herein as the "Company," "we," "our" or "us."  The mailing date of this Information Statement is on or about June __, 2016.  The Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

As of the date of this Information Statement, the authorized capital stock of the Company consisted of 50,000,000 shares of common stock, par value $0.001 per share, of which 15,435,651 shares are issued and outstanding and 1,000,000 shares of Preferred Stock, $0.001 par value, 250,000 of which are designated as Series A Preferred Shares and 300,000 shares are designated as Series B Preferred Shares.  There are 250,000 of the Series A Preferred Shares outstanding and 254,807 of the Series B Preferred Shares outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.  Each share of Series A Preferred Stock is entitled to 500 votes with respect to all matters to be acted on by the stockholders.  The shares of Series B Preferred Stock do not have voting rights.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On May 23, 2016, certain stockholders, consisting of Neil Fallon, the Company's Executive Chairman, and Julie Anderson, the Company's Vice President and a member of the board of directors, who beneficially owned an aggregate of 7,420,875 common shares, and 250,000 Series A Preferred Shares, consisting of a combined voting power of 132,420,875 common shares, or approximately 94.3% of the voting power of the common stock consented in writing to change our corporate name from Búcha, Inc., to New Age Beverages Corporation.  On April 11, 2016, a Definitive 14C was filed with the Securities and Exchange Commission, stating that the Company would be changing its name from American Brewing Company, Inc. to Búcha, Inc. The Company effected the name change to Búcha, Inc. on May 3, 2016 with the Secretary of State of Washington, but did not file an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority ("FINRA") to complete the public name change, due to the fact that prior to the filing of the name change application with FINRA, the Company entered into an Asset Purchase Agreement (as filed in a Form 8-K on May 23, 2016), and due to the acquisition, the Company believed it to be in the best interest of the Company to again change the corporate name.

Also on May 23, 2016, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Washington, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters' rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the combined voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders' meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed a written consent on May 23, 2016 approving the proposal that we change our corporate name from Búcha, Inc., to New Age Beverages Corporation.  Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.  Subsequent to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated public date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Washington law in connection with the actions taken by written consent.
Q: Where can I find more information about the Company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact us in writing at our principal executive offices at 3625 Del Amo Boulevard, Suite 385, Torrance, CA 90503.

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

 NAME CHANGE

REASONS

We believe that changing the name of the Company to New Age Beverages Corporation will more accurately reflect and represent to the public the business of the Company, specifically due to the acquisition described in the Form 8-K filed on May 23, 2016.  In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol.

WHEN THE NAME WILL GO INTO EFFECT

Upon filing the amendment to the Articles of Incorporation reflecting the Name Change, we must notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated public date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of May 23, 2016 of (i) each person known to us to beneficially own more than 10% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of May 23, 2016, there were a total of 15,435,651 shares of Common Stock outstanding, 250,000 Series A Preferred Shares outstanding and 254,807 Series B Preferred Shares outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.  Each share of Series A Preferred Stock is entitled to 500 votes with respect to all matters to be acted on by the stockholders.  The shares of Series B Preferred Stock do not have voting rights.  The column entitled "Percentage of Outstanding Common Stock" shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of March 30, 2016 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Holders
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(4) (5)	Percent of Class
Common Stock	NUWA Group, LLC 1415 Oakland Blvd, Suite 219 Walnut Creek, CA 94596	2,612,310 Direct (1)	9.58%
Common Stock	B&R Liquid Adventure, LLC 225 South Lake Ave., Suite 300 Pasadena, CA 91101	1,479,290 Direct	7.76%
	Total Beneficial Holders as a Group	4,091,600 Direct	17.34%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(4) (5)	Percent of Class
Common Stock	Neil Fallon 180 West Dayton Street, Warehouse 102 Edmonds, WA 98020	5,689,639 Direct (2)	36.86%
Common Stock	Julie Anderson 180 West Dayton Street, Warehouse 102 Edmonds, WA 98020	1,731,236 Direct (3)	11.22%
Common Stock	Simon Majumdar 180 West Dayton Street, Warehouse 102 Edmonds, WA 98020	78,000 Direct	0.51%
Common Stock	Brent Willis 180 West Dayton Street, Warehouse 102 Edmonds, WA 98020	0	0%
Common Stock	Directors & Executive Officers as a group (4 persons)	7,498,875 Direct	48.59%

Notes
(1)
NUWA Group, LLC owns 1,198,438 common shares and 176,734 shares of Series B Preferred Stock.  Each share of Series B Preferred Stock is convertible into 8 common shares.  In addition, Kevin Fickle and Devin Bosch, both principals of NUWA Group, LLC, each individually own 28,400 and 161,000 common shares, respectively.

(2)
Includes 5,689,639 common shares and 225,000 preferred shares, which have no conversion rights into common shares, but carry voting rights of 500 shares of common stock for every 1 share of preferred stock.  Including the common and preferred shares, Neil Fallon possesses the combined voting power of 118,189,639 shares of common stock, which is equal to 84.2% of the voting power of the common and Series A Preferred stock.

(3)
Includes 1,731,236 common shares and 25,000 preferred shares, which have no conversion rights into common shares, but carry voting rights 500 shares of common stock for every 1 share of preferred stock.  Including the common and preferred shares, Julie Anderson possesses the combined voting power of 14,231,236 shares of common stock, which is equal to 10.1% of the voting power of the common and Series A Preferred stock.

(4)	The beneficial owner has sole voting and investment power with respect to the shares shown.

(5)	All ownership is beneficial and of record, unless indicated otherwise.

NAME CHANGE

The Board of Directors has approved, subject to stockholders' approval, an amendment to our Articles of Incorporation to change our name proposal to change our name from Búcha, Inc., to New Age Beverages Corporation.  The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders to be more reflective of our business ventures.  On April 11, 2016, a Definitive 14C was filed with the Securities and Exchange Commission, stating that the Company would be changing its name from American Brewing Company, Inc. to Búcha, Inc. The Company effected the name change to Búcha, Inc. on May 3, 2016 with the Secretary of State of Washington, but did not file an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority ("FINRA") to complete the public name change, due to the fact that prior to the filing of the name change application with FINRA, the Company entered into an Asset Purchase Agreement (as filed in a Form 8-K on May 23, 2016), and due to the acquisition, the Company believed it to be in the best interest of the Company to again change the corporate name

Amendment to Articles of Incorporation

In connection with the name change, we will file with the State of Washington an amendment to our articles of incorporation to reflect the change our corporate name from Búcha, Inc., to New Age Beverages Corporation.

No Appraisal Rights

Under Washington Corporation Law, stockholders are not entitled to appraisal rights with respect to the proposed amendment to our articles of incorporation.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC's customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about the Company that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the name change will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about June___, 2016.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on March 30, 2016, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about June __, 2016 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

May 24, 2016
BÚCHA, INC.

/s/Brent Willis
Brent Willis
Chief Executive Officer and Director